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Prudential [LOGO]                                                                                                EXHIBIT 1.A.(10)(d)
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                                           APPLICATION FOR LIFE INSURANCE








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                               _________________________________________________
                                                  PROPOSED INSURED

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                                                    SUBMITTED BY
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         _______________________  ____________________  ______________________________  ______________________  ___________________
         Name & Title             Contract No.          Agcy. No./Rep. Init.            Office Code             Detached Office

_____%   -----------------------  --------------------  ------------------------------  ----------------------  -------------------
Credit
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[ ] Pruco             [ ] New Acct.          [ ] Existing Acct.            No. of Apps.__________        Fam. Acct. No.
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                      Premium Quoted/Scheduled Premium Payment $______________________________________ (According to mode selected)
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                      FOR FIELD OFFICE STAFF TO COMPLETE: Control No. _________    County Code __________
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PLY 53 82 NEW YORK
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Part 1 Application to
  Pruco Life Insurance Company of New Jersey
    A Subsidiary of The Prudential Insurance Company of America
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1a. Proposed Insured's name -- first, initial, last (Print)              1b. Sex      2a. Date of birth  2b. Age  2c. Place of birth
                                                                                      Mo.   Day    Yr.
                                                                         [ ]M  [ ]F
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3. [ ] Single  [ ] Married  [ ] Widowed  [ ] Separated  [ ] Divorced            4. Occupation(s)
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5. Address for mail          No.                 Street                   City                 State               Zip

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6a. Kind of policy                               6b. Initial amount                                  7. Accidental death coverage
                                                     $                                                  initial amount $
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8. Beneficiary: (Include name, age and relationship.)           9. List all life insurance on proposed Insured. (If NONE, so state.)
   a. Primary (Class 1):     b. Contingent (Class 2) if any:                     Initial      Yr.          Kind          Medical
                                                                       Company     amt.     issued    (Indiv., Group)   Yes   No
                                                                                                                        [ ]   [ ]
   _________________________________________________________    ___________________________________________________________________
   For insurance payable upon death of (1) the Insured, and                                                             [ ]   [ ]
   (2) an insured child after the death of the Insured if       ___________________________________________________________________
   there is no insured spouse.)                                                                                         [ ]   [ ]
                                                                ___________________________________________________________________
                                                                                                                        [ ]   [ ]

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10. Other person(s) proposed for coverage including the Applicant for Applicant's Waiver of Premium benefit (AWP)

                                                       Relationship to   Date of birth                       Total life insurance
    Name--first, initial, last                  Sex    proposed Insured  Mo.  Day  Yr.  Age  Place of birth    in all companies
a.                                                          Spouse                                           $
___________________________________________________________________________________________________________________________________
b.                                                                                                           $
___________________________________________________________________________________________________________________________________
c.                                                                                                           $
___________________________________________________________________________________________________________________________________
d.                                                                                                           $
___________________________________________________________________________________________________________________________________
e.                                                                                                           $
___________________________________________________________________________________________________________________________________
f.                                                                                                           $
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11. Supplementary benefits:    a. For proposed Insured     b. For spouse, children, Applicant for AWP
    Type and duration of benefit            Amount                  Type and duration of benefit                    Amount
                                       $                                                                       $
___________________________________________________________________________________________________________________________________
                                       $                                                                       $
___________________________________________________________________________________________________________________________________
                                       $                                                                       $
___________________________________________________________________________________________________________________________________
[ ] Option to Purchase Additional Ins. $                   [ ] Applicant's Waiver of Premium benefit
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12. State any special request.




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13. Will this insurance replace or change any existing insurance or annuity in any company on any person named          Yes   No
    in 1a or 10? If "Yes", give their names, name of company, plan, amount and policy numbers.                          [ ]   [ ]

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14. Is anyone applying for, or trying to reinstate, life or health insurance on any person named in 1a or 10 in         Yes   No
    this or any company? If "Yes", give amount, details and company.                                                    [ ]   [ ]

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15. Does any person named in 1a or 10 plan to live or travel outside the United States and Canada within the next       Yes   No
    12 months? If "Yes", give details.                                                                                  [ ]  [ ]
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16. Has any person named in 1a or 10 operated or had any duties aboard an aircraft, glider, balloon, or like            Yes  No
    device, within the last 2 years, or does any such person have any plans to do so in the future? If "Yes",           [ ]  [ ]
    complete Aviation Questionnaire.
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17. Has any person named in 1a or 10, within the last 12 months:                                                        Yes   No
    a. been treated by a doctor for or had a known heart attack, stroke or cancer other than of the skin? ............  [ ]  [ ]
    b. had an electrocardiogram for any physical complaint, or taken medication for high blood pressure? .............  [ ]  [ ]
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18. Premiums payable  [ ] Ann.  [ ] Semi-Ann.  [ ] Quar.  [ ] Mon.  [ ] Pay. Budg.  [ ] Pru-Matic  [ ] Gov't. Allot.
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19. Amount paid $         [ ] None (Must be "None" if either 17a or 17b is answered "Yes".)
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20. Is a medical examination to be made on a. the proposed Insured?.................................................. Yes [ ] No [ ]
                                           b. spouse (if proposed for coverage)? .................................... Yes [ ] No [ ]
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21. If 20a or 20b is "Yes", is it agreed that no insurance will take effect on anyone proposed for coverage until       Yes   No
    the person(s) indicated in 20 have been examined, even if 19 shows that an amount has been paid? .................  [ ]  [ ]
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22. Changes made by the Company.
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PLY 53-82 NEW YORK
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                                     II-181
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Continuation of Part 1 of Application
Complete on all persons named in 1a and 10 if any one of them can have insurance on a non-medical basis.
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23. Height and weight of:
    a. Proposed Insured Ht._______ Wt._______ b. Spouse Ht.________ Wt.________ c. Applicant for AWP Ht.________ Wt.________
    Has the weight changed more than 10 pounds in the past year?  Yes [ ] No [ ]  If "Yes", give details in 30.
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24. Has the proposed insured or spouse ever smoked? a. Proposed Insured  Yes [ ] No [ ]       b. Spouse  Yes [ ] No [ ]
    If "Yes", give date(s) last smoked:  Cigarettes                Cigars                  Pipe
                     Proposed Insured    Mo.______ Yr. ______      Mo.______ Yr. ______    Mo.______ Yr. ______
                     Spouse              Mo.______ Yr. ______      Mo.______ Yr. ______    Mo.______ Yr. ______
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25. When was a doctor last consulted by:  a. Proposed Insured?         b. Spouse?                  c. Applicant for AWP?
                                             Mo.______ Yr. ______         Mo.______ Yr. ______        Mo.______ Yr. ______
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26. Is any person to be covered now being treated or taking medicine for any condition or disease?.................. Yes [ ] No [ ]
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27. Has any person to be covered ever:                                                                                     Yes  No
    a. had any surgery or been advised to have surgery and has not done so?............................................... [ ]  [ ]
    b. been in a hospital, sanitarium or other institution for observation, rest, diagnosis or treatment?................. [ ]  [ ]
    c. regularly used or is any such person now using, barbiturates or amphetamines, marijuana or other hallucinatory drugs, or heroin, opiates or other narcotics, except as prescribed by a doctor? ................................... [ ]  [ ]
    d. been treated or counseled for alcoholism? ......................................................................... [ ]  [ ]
    e. had life or health insurance declined, postponed, changed, rated-up or withdrawn? ................................. [ ]  [ ]
    f. had life or health insurance canceled, or its renewal or reinstatement refused? ................................... [ ]  [ ]
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28. Other than as shown above, in the past 5 years has any person to be covered:                                           Yes  No
    a. consulted or been attended or examined by any doctor or other practitioner? ......................................  [ ]  [ ]
    b. had electrocardiograms, X-rays for diagnosis or treatment, or blood, urine, or other medical tests? ..............  [ ]  [ ]
    c. made claim for or received benefits, compensation, or a pension because of sickness or injury? ...................  [ ]  [ ]
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29. Does any person to be covered now have a known sign of any physical disorder, disease or defect not shown above?  Yes [ ] No [ ]
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30. What are the full details of the answer to 25 and to each part of 23 and 26 thru 29 which is answered "Yes"?

Name &                                                                                            Full names and addresses of
Question No.          Illness or other resason           Dates and duration of illness               doctors and hospitals

___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________

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Those who sign below declare, to the best of their knowledge and belief, that the statements in this application are complete and true.

When the Company gives a Temporary Insurance Agreement form, PLY 53A-82 NEW YORK, of the same date as this Part 1, coverage will start as shown in that form. Otherwise, no coverage will start unless: (1) a contract is issued, (2) it is accepted, and (3) the full first premium is paid while all persons to be covered are living and their health remains as stated in Part 1. If all these take place, coverage will start on the contract date. If the Company makes a change as indicated in 22 it will be approved by acceptance of the contract. But where the law requires written consent for any change in the application, such a change can be made only if those who sign this form approve the change in writing. No agent can make or change a contract, or waive any of the
Company's rights or needs.

OWNERSHIP: Unless otherwise asked for above, the owner of the contract will be (1) the applicant if other than the proposed Insured, otherwise (2) the proposed Insured. But this is subject to any automatic transfer of ownership stated in the contract.

                                                             Signature of Proposed Insured (If Age 8 or over)

                                                             ----------------------------------------------------------------------
Dated at                    on              , 19             Signature of Applicant (If other than proposed Insured)
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                  (City/State)                               ----------------------------------------------------------------------
Witness                                                      (If applicant is a firm or corporation, show that company's name)

---------------------------------------------------          By
(Licensed agent must witness where required by law)          ----------------------------------------------------------------------
                                                             (Signature and title of officer signing for that company)
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PLY 53-82 NEW YORK                                    Page 2
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                                     II-182
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                                ACKNOWLEDGEMENT

I have received and read a copy of the IMPORTANT NOTICE ABOUT YOUR APPLICATION FOR INSURANCE.

             ________________________________
             Date
                                         , 19
         ----------------------------------------

AUTHORIZATION For the Release of Information

To: Any licensed physician, medical practitioner, hospital, clinic or like facility, insurance company or the Medical Information Bureau, Inc. or other organization, institution or person.

To determine eligibility for life insurance coverage, I authorize you to give to PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY and, through it, to its reinsurers and the Medical Information Bureau, any data or records you may have about me or my mental or physical health. This also applies to any child proposed for insurance in the application.

This authorization is valid until two years after the effective date of any contract issued in connection with this authorization. A photo of this form will be as valid as the original. (The person who signs this form may have a copy of it upon request.)

Signature of Proposed Insured (if age 15 or over) otherwise Applicant

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Signature of Spouse (if proposed for coverage)

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PLY 55 82 NEW YORK
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PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

              IMPORTANT NOTICE ABOUT YOUR APPLICATION FOR INSURANCE
              -----------------------------------------------------
Before we can issue a policy we must first underwrite your application. This means that we evaluate all the information necessary to determine if you qualify for the insurance.

In addition to the information on the application, a medical examination may be required. We also ask you to authorize any doctor, hospital or other organization or person to give us any information which they may have about you or your mental or physical health.

We may ask for a report from a consumer reporting agency. These reports provide information about a person's character, residence, activities, general reputation, personal characteristics and mode of living. The agency may get this information through interviews with friends, neighbors and associates. Any person on whom we ask for a report has a right to ask to be interviewed. You may also get a copy of the report from the consumer reporting agency which completed it. An agency may keep the information it has about you and disclose it to other persons. If you would like further information as to the nature and scope of these reports, it will be provided upon request.

Any information which we obtain about you will be treated as confidential. However, we may give this information, as necessary, to: your doctor, if we find a serious health problem which you do not know about; persons conducting mortality or morbidity studies; and affiliate companies for marketing purposes. If you ask, we will describe any other circumstances when we may disclose information about you without your prior authorization.
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PLY 56-82 NEW YORK
---------                     (Continued on reverse)

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PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
  A SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                          TEMPORARY INSURANCE AGREEMENT

We, the Company, agree to provide temporary insurance as follows:
  1. It will start on the latest of these dates: (a) the date of this agreement,
     (b) the date of completion of the initial medical examination agreed to on each life proposed for coverage, and (c) any date asked for in the application.
  2. This insurance is subject to the terms of the contract applied for.
  3. The sum of all death benefits for any person who is to be covered by this insurance will be the amount asked for on that person or $250,000, whichever is less.

The temporary insurance will end:
  1. When we issue a contract as applied for. It will replace the temporary insurance.
  2. When we issue a contract other than as applied for. It will replace the temporary insurance if: (a) it is accepted on delivery (this includes paying at the same time any excess of the correct first premium over the amount shown below); and (b) the persons who are to be covered are living when the contract is delivered. If the contract is not accepted on delivery the temporary insurance will end at once.
  3. When you receive our letter telling you that we have rejected the application or that we will not consider it on a prepaid basis. In any event, the letter will be deemed to have been received five days after we mail it.
  4. At the end of 60 days if the temporary insurance has not been ended as we state in 1, 2 or 3. At that time, we will refund any money paid with the application.

If the temporary insurance ends and no contract takes effect, we will refund the amount paid with the application.
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PLY 53A-82 NEW YORK         (Continued on reverse)            Printed in U.S.A.
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                                     II-183
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Names and addresses of three Friends or Business Associates:

1. Name _______________________________________________________________________

   Address ____________________________________________________________________

2. Name _______________________________________________________________________

   Address ____________________________________________________________________

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                                     II-184
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We may also make a brief report to the Medical Information Bureau (MIB) which provides an information exchange for its member insurance companies. When you apply for life or health insurance or submit a claim for benefits to any member company, MIB will, on request, give that company the information in its file. If you have any questions about any report which MIB may have on you, you may contact MIB at Post Office Box 105, Essex Station, Boston, MA 02112, (617) 426-3660.

If you have any questions concerning any of the personal information which we obtain or report, let us know. You have the right to see this information and to correct, amend or delete any information which may be wrong. We will tell you how to do this if you ask us.

If we are unable to issue the policy you requested, we will tell you and explain the reasons.

Thank you for applying to us for insurance.

                         CORPORATE OFFICE, NEWARK, N.J.

SERVICE OFFICES:
  EASTERN HOME OFFICE, SOUTH PLAINFIELD, N.J.
  NORTHEASTERN HOME OFFICE, BOSTON, MASS.

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We received $_____________ on_________, 19___ from __________________________.
This amount was paid when a life insurance application was signed, on the same date, in which ____________________________________________ is named as the proposed Insured. This agreement is issued on the condition that any check, draft or other order for the payment of money is good and can be collected.
ALL CHECKS MUST BE DRAWN ONLY TO THE COMPANY AND NOT TO ANY OTHER PARTY.

No change may be made in the terms and conditions of this form. No statement which claims to make such a change will bind the Company.

Field Office                           Writing Representative (Agent)

      _____________________________________________________________

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
CORPORATE OFFICE, NEWARK, N.J.

SERVICE OFFICES:
EASTERN HOME OFFICE, SOUTH PLAINFIELD, N.J.
                                        NORTHEASTERN HOME OFFICE, BOSTON, MASS.
      _____________________________________________________________

Note--Unless you get a contract, or your money back within eight weeks from the date of this agreement, please notify the Company. Give the amount paid, date of payment, and name of person to whom paid. (Locations are shown above.)
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3. Name _______________________________________________________________________

   Address ____________________________________________________________________

       Furnished by ___________________________________________________________
                              (Name of Proposed Insured/Applicant)

Proposed Insured's Expiration Dates: Auto ___________ Homeowners ______________

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                                     II-185
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                                                 AGENT'S SUPPLEMENTAL INFORMATION
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 1. Give current and last previous HOME and BUSINESS addresses.
    From          To           Employer                No.     Street                 City or Town                  State

Home
 Mo.     Yr.     Mo.     Yr.
                  Present
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Bus.
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 2. If an Investigative Consumer Report is necessary, is a direct interview desired? .............................. Yes [ ] No [ ]
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 3. What is the total yearly income of:  a. Proposed Insured? $                   b. Spouse? $
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 4. Does more than 50% of the proposed Insured's support come from someone else? Yes [ ] No [ ] If "Yes", give that person's:
    Full name                               Relationship                           Amt. of Life ins. force $
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 5. Who is to pay the premium? (Check one) [ ] Insured [ ] Employer [ ] Spouse [ ] Parent [ ] Other _______________________________
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 6 a. Did someone other than you suggest this insurance? Yes [ ] No [ ] If "Yes", state who and what prompted the request?

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   b. What was the primary source of the Sales Lead? (Check one)(1) [ ] Policyholder Service (2) [ ] Referred Lead (3) [ ] Cold Call
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 7. What Sales Services did you use? (Check appropriate boxes)
    a. [ ] FACTOR 1     b. [ ] FACTOR 2     c. [ ] Other CPI     d. [ ] CNA     e. [ ] FNA     f. [ ] Business Security Analysis
    g. [ ] Employer's Advisory Service     h. [ ] Estate Conservation Service     i. [ ] Other __________________________________
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 8. Complete if this application is for business insurance:     c. Amount of business insurance in force and applied for in all
    a. Is firm a: (1) [ ] Sole Proprietorship                      companies on each officer or member of the firm.
       (2) [ ] Partnership    (3) [ ] Corporation                  Name        Age       Position        Inforce      Applied for
    b. Is proposed Insured:                                                                            $             $
                                                                   --------------------------------------------------------------
       [ ] Owner of firm (state _______%) [ ] Employee
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 9. Do you have, from any source, facts which you have not stated any place else in the application which indicate that
    any person named in 1a or 10 of the application may: (Give details of "Yes" answers in "REMARKS".)                  Yes   No
    a. replace or change any current insurance or annuity in any company? ............................................  [ ]   [ ]
    b. have in the last 3 years participated in hazardous sports (such as auto racing or parachuting), or been
       arrested for driving recklessly or while intoxicated? .........................................................  [ ]   [ ]
    c. have frequently drunk to excess, illegally used habit forming drugs or have a record of indictment or
       conviction of any crime? ......................................................................................  [ ]   [ ]
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10. Has the last name of any person named in 1a or 10 of the application been changed in the last 5 years (marriage,    Yes   No
    court order, etc.)? If "Yes", who, and what was the previous last name?                                             [ ]   [ ]
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11. Are the proposed Insured and agent related?  Yes [ ] No [ ] If "Yes", state relationship: [ ] Self   [ ] Other ______________
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12. a. Proposed Insured's telephone no.                                 b. Social Security no.
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Complete 13 if proposed Insured is age 0-14
13. Family       Name      Date of      Present      Pending      Family      Name      Date of      Present      Pending
    details                birth        insurance    Pru app.?    details               birth        insurance    Pru app.?

    Father                                                        Brothers
    ----------------------------------------------------------    & Sisters
    Mother
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Complete 14 and 15 if dependent children are proposed for coverage       (Give details of "Yes" answers in "REMARKS".)
14. Are any children named in 10 of the application:                                                                    Yes   No
    a. foster children or children whole legal adoption has not yet been made final? .................................  [ ]   [ ]
    b. living in a household other than the proposed Insured's or dependent on someone other than the
       proposed Insured? .............................................................................................  [ ]   [ ]
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15. Are there any other children less than 18 years of age who have not been named in 10 of the application? ..... Yes [ ] No [ ]
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                                                      CERTIFICATION
I certify that (a) on this date I saw the proposed Insured and (b), except as stated in "REMARKS", I am not aware of any information not shown in the answers to the questions in any Part of this application, that would adversely affect the eligibility, acceptability or insurability of any person proposed for coverage, I recommend that the Company accept the risks proposed for coverage.

Date                Signature of Writing Representative (Agent)              Mgr., Asst. Mgr. or Sales Mgr. must sign if present
                                                                             when application signed
         , 19
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REMARKS:

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